UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

Quanergy Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 LAKESIDE DRIVE
SUNNYVALE, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 245-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	QNGY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2022, on December 13, 2022, Quanergy Systems, Inc. (the “Company”) filed a voluntary petition (Case No. 22-11305) for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such case, the “Case”). The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s objective in the Case is to consummate a sale of substantially all of its assets to the highest bidder. Additional information about the Case, including access to Court documents, is available online at https://cases.stretto.com/Quanergy, a website administered by Bankruptcy Management Solutions, Inc., a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

On December 30, 2022, the Company filed a proposed Chapter 11 Plan of Quanergy Systems, Inc. (“Chapter 11 Plan”) and Disclosure Statement for the Chapter 11 Plan (“Disclosure Statement”), containing information related to the Chapter 11 Plan and the solicitation of votes to approve the same from certain of the Company’s stakeholders with respect to the Case. The Chapter 11 Plan and Disclosure Statement provide that on the Effective Date of the Chapter 11 Plan, all equity interests in the Company will be cancelled, and that holders of such equity interests will only receive a distribution on account of such equity interests if holders of Allowed General Unsecured Claims receive a full recovery on their claims and all wind-down costs of the Case are satisfied. The Company has requested a hearing on shortened notice on January 27, 2023 at 10:00 a.m. (Eastern Time) on the Company’s motion for an order (I) approving the disclosure statement; (II) approving solicitation and voting procedures, including (a) fixing the record date, (b) approving the solicitation packages and procedures for distribution, (c) approving the form of the ballot and establishing procedures for voting, and (d) approving procedures for vote tabulation; (III) scheduling a confirmation hearing and establishing notice and objection procedures; and (IV) granting related relief (the “Disclosure Statement Motion”). Further information regarding the Company’s Chapter 11 Plan and Disclosure Statement, and the date and time for the hearing on the Disclosure Statement Motion, is available at https://cases.stretto.com/Quanergy.

Information contained in the Chapter 11 Plan and Disclosure Statement is proposed and subject to change, whether as a result of amendments or supplements, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the Chapter 11 Plan and Disclosure Statement are furnished as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference. The above descriptions of the Chapter 11 Plan and Disclosure Statement are summaries only and are qualified in their entirety by reference to the full text of the Chapter 11 Plan and Disclosure Statement.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Chapter 11 Plan and Disclosure Statement. Any solicitation process will be made pursuant to and in accordance with the proposed Chapter 11 Plan and Disclosure Statement and applicable law, including orders of the Court conditionally approving the use of such for solicitation purposes.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements, including statements regarding: holders’ expected recovery under the Chapter 11 Plan and Disclosure Statement, and the anticipated process for the approval of, and solicitation of votes for, the Chapter 11 Plan and Disclosure Statement. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: risks and uncertainties associated with the Case; the risk that the Company will likely not be able to continue as a going concern and holders of its common stock could suffer a total loss of their investment; risk related to trading in the Company’s common stock and warrants during the pendency of the Case, which is highly speculative and poses substantial risks; the risk that the Company’s equity securities will be canceled or that holders of such equity will not receive any distribution with respect to, or be able to recover any portion of, their investments; the risk that if the Company is not able to obtain confirmation of a Plan, it could be required to liquidate under Chapter 7 of the Bankruptcy Code; changes in domestic and foreign business, market, financial, political and legal conditions; the overall level of consumer demand for the Company’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of the Company’s customers; the Company’s ability to implement its business strategy; changes in governmental regulation, the Company’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to the Company’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of the Company’s suppliers and the impact of supply chain constraints, as well as consumer demand for its products; the impact that global climate change trends may have on the Company and its suppliers and customers; the Company’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, the Company’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations;

the Company’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks; and other risks and uncertainties indicated in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including under the “Risk Factors” heading of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 14, 2022. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views only as of the date of this press release. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description
99.1	Chapter 11 Plan of Quanergy Systems, Inc.
99.2	Disclosure Statement for the Chapter 11 Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANERGY SYSTEMS, INC.

Dated:	January 04, 2023	By:	/s/ Patrick Archambault
Patrick Archambault Chief Financial Officer